Exhibit E-4
                                  Form U-13-60
                     Mutual and Subsidiary Service Companies
                            Revised February 7, 1980


                                  ANNUAL REPORT


                                 FOR THE PERIOD


             Beginning January 1, 1997 and Ending December 31, 1997
                       ---------------            -----------------


                                     TO THE


                     U.S. SECURITIES AND EXCHANGE COMMISSION


                                       OF


                             GPU INTERNATIONAL, INC.
                             -----------------------

  (Exact Name of Reporting Company)


A                          Subsidiary                   Service Company
  -----------------------------------------------------
                ("Mutual" or "Subsidiary")


Date of Incorporation August 31, 1990 If not Incorporated, Date of
                      ---------------
Organization___________________

State or Sovereign Power under which Incorporated or Organized  Delaware
                                                                --------

                                                         1 Upper Pond Road
Location of Principal Executive Offices of Reporting Co. Parsippany, NJ 07054
                                                         --------------------


      Name, title, and address of officer to whom correspondence concerning this report should be addressed:

                                                      1 Upper Pond Road
B. L. Levy,    President and CEO                      Parsippany, NJ 07054
--------------------------------------------------------------------------
   (Name)         (Title)                                   (Address)


Name of Principal Holding Company Whose Subsidiaries are served by Reporting
Company:


                                    GPU, INC.
                                    ---------

                     INSTRUCTIONS FOR USE OF FORM U-13-60

     1. Time of Filing.--Rule 94 provides that on or before the first day of May
        --------------
in each calendar year, each mutual service company and each subsidiary service company as to which the Commission shall have made a favorable finding pursuant to Rule 88, and every service company whose application for approval or declaration pursuant to Rule 88 is pending shall file with the Commission an annual report on Form U-13-60 and in accordance with the Instructions for that form.

     2. Number of Copies.--Each  annual report shall be filed in duplicate.  The
        ----------------
company should prepare and retain at least one extra copy for itself in case correspondence with reference to the report become necessary.

     3. Period Covered by  Report.--The  first report filed by any company shall
        -------------------------
cover the period from the date the Uniform System of Accounts was required to be made effective as to that company under Rules 82 and 93 to the end of that calendar year. Subsequent reports should cover a calendar year.

     4. Report  Format.--Reports shall be submitted on the forms prepared by the
        --------------
Commission. If the space provided on any sheet of such form is inadequate, additional sheets may be inserted of the same size as a sheet of the form or folded to such size.

     5. Money  Amounts  Displayed.--All  money  amounts  required to be shown in
        -------------------------
financial statements may be expressed in whole dollars, in thousands of dollars or in hundred thousands of dollars, as appropriate and subject to provisions of Regulation S-X (S210.3-01(b)).

     6. Deficits  Displayed.--Deficits and other like entries shall be indicated
        -------------------
by the use of either brackets or a parenthesis with corresponding reference in footnotes. (Regulation S-X, S210.3-01(c))

     7. Major  Amendments  or  Corrections.--Any  company  desiring  to amend or
        ----------------------------------
correct a major omission or error in a report after it has been filed with the Commission shall submit an amended report including only those pages, schedules, and entries that are to be amended or corrected. A cover letter shall be submitted requesting the Commission to incorporate the amended report changes and shall be signed by a duly authorized officer of the company.

     8.  Definitions.--Definitions  contained in Instruction 01-8 to the Uniform
         -----------
System of Accounts for Mutual Service Companies and Subsidiary Service Companies, Public Utility Holding Company Act of 1935, as amended February 2, 1979 shall be applicable to words or terms used specifically within this Form U-13-60.

     9. Organization  Chart.--The  service company shall submit with each annual
        -------------------
report a copy of its current organization chart.

    10.  Methods of  Allocation.--The  service  company  shall  submit with each
         ----------------------
annual report a listing of the currently effective methods of allocation being used by the service company and on file with the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of 1935.

    11. Annual Statement of Compensation for Use of Capital Billed.--The service
        ----------------------------------------------------------
company shall submit with each annual report a copy of the annual statement supplied to each associate company in support of the amount of compensation for use of capital billed during the calendar year.

    LISTING OF SCHEDULES AND ANALYSIS OF ACCOUNTS                     Page
                                                                     Number
  -------------------------------------------------------------------------

  Description of Schedules and Accounts      Schedule or Account
                                                     Number
  -------------------------------------------------------------------------


COMPARATIVE BALANCE SHEET                        Schedule I           4-5
-------------------------

  SERVICE COMPANY PROPERTY                       Schedule II          6-7

  ACCUMULATED PROVISION FOR DEPRECIATION
  AND AMORTIZATION OF SERVICE COMPANY PROPERTY   Schedule III          8

  INVESTMENTS                                    Schedule IV           9

  ACCOUNTS RECEIVABLE FROM ASSOCIATE
  COMPANIES                                      Schedule V           10

  FUEL STOCK EXPENSES UNDISTRIBUTED              Schedule VI          11

  STORES EXPENSE UNDISTRIBUTED                   Schedule VII         12

  MISCELLANEOUS CURRENT AND ACCRUED ASSETS       Schedule VIII        13

  MISCELLANEOUS DEFERRED DEBITS                  Schedule IX          14

  RESEARCH, DEVELOPMENT, OR DEMONSTRATION
  EXPENDITURES                                   Schedule X           15

  PROPRIETARY CAPITAL                            Schedule XI          16

  LONG-TERM DEBT                                 Schedule XII         17

  CURRENT AND ACCRUED LIABILITIES                Schedule XIII        18

  NOTES TO FINANCIAL STATEMENTS                  Schedule XIV         19

COMPARATIVE INCOME STATEMENT                     Schedule XV          20
----------------------------

  ANALYSIS OF BILLING - ASSOCIATE COMPANIES      Account 457          21

  ANALYSIS OF BILLING - NONASSOCIATE COMPANIES   Account 458          22

  ANALYSIS OF CHARGES FOR SERVICE - ASSOCIATE
  AND NONASSOCIATE COMPANIES                     Schedule XVI         23

  SCHEDULE OF EXPENSE BY DEPARTMENT OR
  SERVICE FUNCTION                               Schedule XVII       24-25

  DEPARTMENTAL ANALYSIS OF SALARIES              Account 920          26

  OUTSIDE SERVICES EMPLOYED                      Account 923          27

  EMPLOYEE PENSIONS AND BENEFITS                 Account 926          28

  GENERAL ADVERTISING EXPENSES                   Account 930.1        29

  MISCELLANEOUS GENERAL EXPENSES                 Account 930.2        30

  RENTS                                          Account 931          31

  TAXES OTHER THAN INCOME TAXES                  Account 408          32

  DONATIONS                                      Account 426.1        33

  OTHER DEDUCTIONS                               Account 426.5        34

  NOTES TO STATEMENT OF INCOME                   Schedule XVIII       35

LISTING OF INSTRUCTIONAL FILING REQUIREMENTS                          Page
--------------------------------------------
                                                                     Number
---------------------------------------------------------------------------


Description of Reports or Statements
---------------------------------------------------------------------------



ORGANIZATION CHART                                                    36
------------------




METHODS OF ALLOCATION                                                 37
---------------------




ANNUAL STATEMENT OF COMPENSATION FOR USE                              38
----------------------------------------
OF CAPITAL BILLED
-----------------





VENTURE DISCLOSURES                                                   39
-------------------




EXHIBIT                                                               40
-------





NOTE: Dollar figures in this report are shown in thousands unless otherwise noted.

         This report includes immaterial audit adjustments which were not included in the GPU Inc., SEC Form U5S for the year 1997.

                  ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                   -----------------------


                    SCHEDULE I - COMPARATIVE BALANCE SHEET
                    --------------------------------------

Give  balance  sheet of the  Company as of  December 31 of the current and prior year.
--------------------------------------------------------------------------------

ACCOUNT             ASSETS AND OTHER DEBITS              AS OF DECEMBER 31
--------------------------------------------------------------------------------
                                                     CURRENT        PRIOR
                                                     -------        -----
 SERVICE COMPANY PROPERTY
 ------------------------

101    Service company property  (Schedule II)       $  2,775     $  1,847
107    Construction work in progress (Schedule II)    126,665       50,726
                                                      -------      -------
            Total Property                            129,440       52,573

108    Less accumulated provision for depreciation
       and amortization of service company
       property (Schedule III)                           1,068         709
                                                       -------     -------
            Net Service Company Property               128,372      51,864
                                                       -------     -------

 INVESTMENTS
 -----------

123    Investments in assoc. companies (Schedule IV)    65,564      56,704
124    Other investments (Schedule IV)                  47,493      42,603
                                                       -------     -------
       Total Investments                               113,057      99,307
-                                                      -------     -------

 CURRENT AND ACCRUED ASSETS
 --------------------------

131    Cash                                              4,203         262
134    Special deposits                                 16,102      19,895
135    Working funds                                         -           -
136    Temporary cash investments (Schedule IV)              -      16,700
141    Notes receivable                                 28,226       2,233
143    Accounts receivable                              10,778       2,052
144    Accumulated provision for uncollectible
       accounts                                              -           -
146    Accounts receivable from associate
       companies (Schedule V)                            7,536      24,623
152    Fuel stock expenses undistributed
       (Schedule VI)                                         -           -
154    Materials and supplies                                -           -
163    Stores expense undistributed (Schedule VII)           -           -
165    Prepayments                                       1,717         341
171    Interest Receivable                                 132           -
174    Miscellaneous current and accrued
       assets (Schedule VIII)                            4,318       6,359
                                                       -------     -------
       Total Current and Accrued Assets                 73,012      72,465
                                                       -------     -------

 DEFERRED DEBITS
 ---------------

181    Unamortized debt expense                              -           -
184    Clearing accounts                                     -           -
186    Miscellaneous deferred debits (Schedule IX)       1,258         749
188    Research, development, or demonstration
       expenditures (Schedule X)                             -           -
190    Accumulated deferred income taxes                 2,892         777
                                                       -------     -------
       Total Deferred Debits                             4,150       1,526
                                                       -------     -------

       TOTAL ASSETS AND OTHER DEBITS                  $318,591    $225,162
                                                       =======     =======

                                                                         5
                  ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                   ----------------------


--------------------------------------------------------------------------------

                    SCHEDULE I - COMPARATIVE BALANCE SHEET
                    --------------------------------------

--------------------------------------------------------------------------------

ACCOUNT           LIABILITIES AND PROPRIETARY CAPITAL     AS OF DECEMBER 31
---------------------------------------------------------------------------
                                                     CURRENT         PRIOR
                                                     -------         -----
 PROPRIETARY CAPITAL
 -------------------

201    Common stock issued (Schedule XI)             $      -     $    100
211    Miscellaneous paid-in-capital (Schedule XI)    136,466      129,466
215    Appropriated retained earnings (Schedule XI)         -            -
216    Unappropriated retained earnings (deficit)
       (Schedule XI)                                  (19,291)       1,053
                                                      -------      -------
            Total Proprietary Capital                 117,275      130,619
                                                      -------      -------

 LONG-TERM DEBT
 --------------

223    Advances from assoc. companies (Schedule XII)        -            -
224    Other long-term debt  (Schedule XII)           124,600       62,300
225    Unamortized premium on long-term debt                -            -
226    Unamortized discount on long-term debt-debit         -            -
                                                      -------      -------
            Total Long-term Debt                      124,600       62,300
                                                      -------      -------

 CURRENT AND ACCRUED LIABILITIES
 -------------------------------

231    Notes payable                                    1,500            -
232    Accounts payable                                 9,588        6,534
233    Notes payable to associate
       companies (Schedule XIII)                            -            -
234    Accounts payable to associate
       companies (Schedule XIII)                        6,600          616
236    Taxes accrued                                        -            -
237    Interest accrued                                 2,138          154
238    Dividends declared                                   -            -
241    Tax collections payable                            307            -
242    Miscellaneous current and accrued
       liabilities (Schedule XIII)                     17,163        3,427
                                                       ------        -----
            Total Current and Accrued Liabilities      37,296       10,731
                                                       ------       ------

 DEFERRED CREDITS
 ----------------

253    Other deferred credits                          29,986        9,312
255    Accumulated deferred investment tax credits          -            -
                                                      -------      -------
            Total Deferred Credits                     29,986        9,312
                                                      -------      -------

282    ACCUMULATED DEFERRED INCOME TAXES                9,434       12,200
       ---------------------------------

       TOTAL LIABILITIES AND PROPRIETARY
       CAPITAL                                       $318,591     $225,162
                                                      =======      =======

                                                                     6
                  ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                   ----------------------

                     For the Year Ended December 31, 1997
                                        -----------------
--------------------------------------------------------------------------------


                    SCHEDULE II - SERVICE COMPANY PROPERTY
                    --------------------------------------
--------------------------------------------------------------------------------
                       BALANCE AT          RETIREMENTS   OTHER      BALANCE AT
                        BEGINNING ADDITIONS     OR      CHANGES 1/   CLOSE OF
   DESCRIPTION          OF YEAR               SALES                    YEAR
--------------------------------------------------------------------------------

SERVICE COMPANY PROPERTY
------------------------

Account
-------

301  ORGANIZATION

303  MISCELLANEOUS
     INTANGIBLE PLANT

304  LAND & LAND RIGHT   $   96     $  56      $   -      $   -      $   152

305  STRUCTURES AND
     IMPROVEMENTS

306  LEASEHOLD
     IMPROVEMENTS           356       423          -          -          779

307  EQUIPMENT 2/             -        16          -          -           16
               -

308  OFFICE FURNITURE
     AND EQUIPMENT        1,395       420         (8)         -        1,807

309  AUTOMOBILES, OTHER
     VEHICLES AND
     RELATED GARAGE
     EQUIPMENT                -        21          -          -           21

310  AIRCRAFT AND
     AIRPORT EQUIPMENT

311  OTHER SERVICE
     COMPANY PROPERTY 3/
                          -----      ------    -----       ----       ------
           SUB-TOTAL      1,847         936      (8)          -        2,775
                          -----      ------    -----       ----       ------


107  CONSTRUCTION WORK
     IN PROGRESS 4/      50,726      77,267    (1,328)        -      126,665
                 -

                         ------      ------    -------     ----      -------
     TOTAL              $52,573     $78,203   $(1,336)    $   -     $129,440
                         ======      ======    ======      ====      =======


--------------------------------------------------------------------------------
 1/  PROVIDE AN EXPLANATION OF THOSE CHANGES CONSIDERED MATERIAL:

                                                                     7
ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                 ----------------------

                     For the Year Ended December 31, 1997
                                        -----------------

--------------------------------------------------------------------------------


                            SCHEDULE II - CONTINUED
                            -----------------------


--------------------------------------------------------------------------------

2/ SUBACCOUNTS  ARE  REQUIRED  FOR EACH CLASS OF  EQUIPMENT  OWNED.  THE SERVICE
   COMPANY SHALL PROVIDE A LISTING BY SUBACCOUNT OF EQUIPMENT ADDITIONS DURING THE YEAR AND THE BALANCE AT THE CLOSE OF THE YEAR:

--------------------------------------------------------------------------------
                                                                   BALANCE AT
                SUBACCOUNT DESCRIPTION                ADDITIONS     CLOSE OF
                                                                      YEAR
                                                                      ----

   N/A

















                                                       ------        ----
                                           TOTAL      $   -        $    -
                                                       ======        ====

--------------------------------------------------------------------------------

3/   DESCRIBE OTHER SERVICE COMPANY PROPERTY:

         N/A


--------------------------------------------------------------------------------
4/  DESCRIBE CONSTRUCTION WORK IN PROGRESS:
    THE CONSTRUCTION WORK IN PROGRESS ACCOUNT REPRESENTS THE COSTS INCURRED AS OF 12/31/97 TO BUILD THE PLANT WHICH WILL BE A 300 MEGAWATT GAS-FIRED
    COGENERATION FACILITY LOCATED IN THE TOWN OF KATHLEEN, GEORGIA (HOUSTON COUNTY). ENERGY AND CAPACITY WILL BE SOLD TO GEORGIA POWER COMPANY AND STEAM WILL BE SOLD TO THE ADJOINING FRITO LAY PLANT. CONSTRUCTION BEGAN IN NOVEMBER 1996 AND COMMERCIAL OPERATION IS SCHEDULED FOR JUNE 1998.

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                      For the Year Ended December 31, 1997
                                         -----------------

--------------------------------------------------------------------------------

                              SCHEDULE III
                              ------------
               ACCUMULATED PROVISION FOR DEPRECIATION AND
                AMORTIZATION OF SERVICE COMPANY PROPERTY
                ----------------------------------------
--------------------------------------------------------------------------------
                       BALANCE AT  ADDITIONS                          BALANCE
                       BEGINNING    CHARGED            OTHER CHANGES  CLOSE OF
     DESCRIPTION        OF YEAR       TO    RETIREMENTS ADD (DEDUCT)1/  YEAR
                                 ACCOUNT 403
--------------------------------------------------------------------------------


Account
-------

301  ORGANIZATION

303  MISCELLANEOUS
     INTANGIBLE PLANT

304  LAND & LAND RIGHTS

305  STRUCTURES AND
     IMPROVEMENTS

306  LEASEHOLD
     IMPROVEMENTS        $ 16       $ 34       $   -          -      $   50

307  EQUIPMENT

308  OFFICE FURNITURE
     AND FIXTURES         693        314           -          -      $1,007

309  AUTOMOBILES, OTHER
     VEHICLES AND
     RELATED GARAGE
     EQUIPMENT              -         11           -          -          11

310  AIRCRAFT AND
     AIRPORT EQUIPMENT

311  OTHER SERVICE
     COMPANY PROPERTY

                          ---        ---        ----        ---       -----
                         $709       $359       $   -         -       $1,068
                          ===        ===        ====        ===       =====

--------------------------------------------------------------------------------

1/   PROVIDE AN EXPLANATION OF THOSE CHANGES CONSIDERED MATERIAL:

          N/A

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ----------------------

                     For the Year Ended December 31, 1997
                                        -----------------

--------------------------------------------------------------------------------

                           SCHEDULE IV - INVESTMENTS
                           -------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:   Complete the following schedule concerning investments.

                Under Account 124, "Other Investments", state each investment separately, with description, including, the name of issuing company, number of shares or principal amount, etc.

                Under Account 136, "Temporary Cash Investments", list each investment separately.

--------------------------------------------------------------------------------
                                                    BALANCE AT   BALANCE AT
         DESCRIPTION                                BEGINNING     CLOSE OF
                                                      OF YEAR       YEAR
--------------------------------------------------------------------------------
ACCOUNT 123 - INVESTMENT IN ASSOCIATE COMPANIES


     PRIME ENERGY LIMITED PARTNERSHIP                $ 5,747      $ 7,410
     OLS POWER LIMITED PARTNERSHIP                         -            -
     ONONDAGA COGENERATION LIMITED PARTNERSHIP        18,183       13,513
     SELKIRK CORPORATION PARTNERS, L.P.               14,343       12,105
     BROOKLYN ENERGY LIMITED PARTNERSHIP                (420)           -
     LAKE COGEN LIMITED PARTNERSHIP                    3,354       16,338
     PROJECT ORANGE ASSOCIATES L.P.                       29            -
     PASCO COGEN LIMITED                              15,468       16,199
                                                     -------       ------

                                      TOTAL          $56,704      $65,565
                                                     =======      =======


ACCOUNT 124 - OTHER INVESTMENTS


     GPU SOLAR (INVESTMENT 50% OWNERSHIP)            $    -       $   (13)
     CO. OWNED LIFE INSURANCE -
       CASH SURRENDER VALUE                              50       $    68
     BALLARD GENERATION SYSTEMS, INC. (EQUITY
         INVESTMENT 10.07% OWNERSHIP)                 6,064        10,773
     POLSKY ENERGY CORP (906 SHS. CLASS D VOTING
         & 1894 CLASS C NON VOTING)                   5,060             -
     CARRIED INTEREST - SYRACUSE ORANGE PARTNERS      1,886         1,886
     LONG-TERM RECEIVABLES - ASSOCIATE COMPANIES     11,897        17,288
     INTANGIBLE ASSETS - NCP ACQUISITION             16,694        16,243
     ENVIROTECH INVESTMENT FUND                         855         1,151
     BALLARD POWER SYSTEMS, INC. (WARRANTS TO
         ACQUIRE 100,000 COMMON SHARES)                  97            97
                                                     ------        ------

                                      TOTAL         $42,603       $47,493
                                                    =======       =======

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1997
                                        -----------------
--------------------------------------------------------------------------------


           SCHEDULE V - ACCOUNTS RECEIVABLE FROM ASSOCIATE COMPANIES
           ---------------------------------------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  Complete the following schedule listing accounts  receivable from each associate company. Where the service company has provided accommodation or convenience payments for associate companies, a separate listing of total payments for each associate company by subaccount should be provided.
--------------------------------------------------------------------------------
                                                    BALANCE AT   BALANCE AT
         DESCRIPTION                                BEGINNING    CLOSE OF
                                                     OF YEAR       YEAR
--------------------------------------------------------------------------------
ACCOUNT 146 - ACCOUNTS RECEIVABLE FROM ASSOCIATE
              COMPANIES                              $24,623      $7,604














                                                      ------       -----
                                      TOTAL          $24,623      $7,604
                                                      ======       =====


ANALYSIS OF CONVENIENCE OR ACCOMMODATION PAYMENTS:                 TOTAL
                                                                  PAYMENTS
                                                                  --------

              N/A




                                                                  -------
                                         TOTAL PAYMENTS                -
                                                                  =======

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ----------------------

                     For the Year Ended December 31, 1997
                                        -----------------
--------------------------------------------------------------------------------


                SCHEDULE VI - FUEL STOCK EXPENSES UNDISTRIBUTED
                -----------------------------------------------

--------------------------------------------------------------------------------

INSTRUCTIONS:   Report the amount of labor and expenses incurred with respect to
                fuel  stock  expenses   during  the  year  and  indicate  amount
                attributable to each associate company. Under the section headed
                "Summary" listed below give an overall report of the fuel functions performed by the service company.

--------------------------------------------------------------------------------

         DESCRIPTION                             LABOR     EXPENSES    TOTAL

--------------------------------------------------------------------------------

ACCOUNT 152 -  FUEL STOCK EXPENSES UNDISTRIBUTED


               N/A

















                                                  -----      -----      ---
                                  TOTAL             -          -          -
                                                  =====      =====      ===


--------------------------------------------------------------------------------

SUMMARY:

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ----------------------
                     For the Year Ended December 31, 1997
                                        -----------------

--------------------------------------------------------------------------------

                  SCHEDULE VII - STORES EXPENSE UNDISTRIBUTED
                  -------------------------------------------


INSTRUCTIONS:  Report the amount of labor and expenses  incurred with respect to stores expense during the year and indicate amount attributable to each associate company.

--------------------------------------------------------------------------------
         DESCRIPTION                             LABOR     EXPENSES    TOTAL

--------------------------------------------------------------------------------

ACCOUNT 163 -  STORES EXPENSE UNDISTRIBUTED



               N/A

























                                                  -----      -----      ---
                               TOTAL                -          -          -
                                                  =====      =====      ===

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1997
                                        -----------------



                                 SCHEDULE VIII
                                 -------------

                   MISCELLANEOUS CURRENT AND ACCRUED ASSETS
                   ----------------------------------------

--------------------------------------------------------------------------------
INSTRUCTIONS:  Provide detail of items in this account.  Items less than
               $10,000 may be grouped, showing the number of items in each group.
--------------------------------------------------------------------------------
                                                       BALANCE AT   BALANCE AT
               DESCRIPTION                             BEGINNING     CLOSE OF
                                                         OF YEAR       YEAR
--------------------------------------------------------------------------------
ACCOUNT 174 -  MISCELLANEOUS CURRENT AND ACCRUED
               ASSETS


               LIHI OPTION                               $3,000      $    -

               DEFERRED TAX ASSET                         3,359           -

               MINORITY INTEREST - LAKE COGEN                         4,250















                                                          -----       -----
                                      TOTAL              $6,359      $4,250
                                                          =====       =====

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    -----------------------

                     For the Year Ended December 31, 1997
                                        -----------------

--------------------------------------------------------------------------------

                  SCHEDULE IX - MISCELLANEOUS DEFERRED DEBITS
                  -------------------------------------------

--------------------------------------------------------------------------------
INSTRUCTIONS:  Provide detail of items in this account.  Items less than
               $10,000 may be grouped by class showing the number of items in each class.
--------------------------------------------------------------------------------
                                                     BALANCE AT  BALANCE AT
            DESCRIPTION                               BEGINNING   CLOSE OF
                                                       OF YEAR      YEAR
--------------------------------------------------------------------------------
ACCOUNT 186 -  MISCELLANEOUS DEFERRED DEBITS



DEFERRED FINANCING COSTS                              $  749        $1,258

                                                                     15
                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ----------------------

                     For the Year Ended December 31, 1997
                                        -----------------

--------------------------------------------------------------------------------

                                  SCHEDULE X
                                  ----------

              RESEARCH, DEVELOPMENT OR DEMONSTRATION EXPENDITURES
              ---------------------------------------------------

--------------------------------------------------------------------------------

INSTRUCTIONS:   Provide a description of each material research, development, or demonstration project which incurred costs by the service corporation during the year.

--------------------------------------------------------------------------------

         DESCRIPTION                                             AMOUNT

--------------------------------------------------------------------------------

ACCOUNT 188 - RESEARCH, DEVELOPMENT, OR DEMONSTRATION
              EXPENDITURES

              N/A




      NOTE:



                                                                                                                16
                                     ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                                      ----------------------

                                       For the Year Ended December 31, 1997
                                                          -----------------
------------------------------------------------------------------------------------------------------------------------------------
                        SCHEDULE XI - PROPRIETARY CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF PAR OR STATED
ACCOUNT NUMBER        CLASS OF STOCK            SHARES               VALUE           OUTSTANDING CLOSE OF PERIOD
                                                                                     ---------------------------
                                               AUTHORIZED         PER SHARE          NO. OF SHARES    TOTAL AMOUNT

------------------------------------------------------------------------------------------------------------------------------------
      201           COMMON STOCK ISSUED            100              $1 000*                100           $100 000*
------------------------------------------------------------------------------------------------------------------------------------

   INSTRUCTIONS:  Classify amounts in each account with brief explanation, disclosing the general nature of transactions which gave rise to the reported amounts.

------------------------------------------------------------------------------------------------------------------------------------
                  DESCRIPTION                                                                         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT 211 - MISCELLANEOUS PAID-IN CAPITAL                                                         $136,466


ACCOUNT 215 - APPROPRIATED RETAINED EARNINGS                                                               0

                                                                                                     -------
                                                                        TOTAL                       $136,466
                                                                                                    ========

------------------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS:     Give  particulars  concerning  net income or (loss) during the year,  distinguishing  between  compensation  for  the  use of
                  capital   owed   or  net   loss   remaining   from   servicing
                  nonassociates  per the  General  Instructions  of the  Uniform
                  System of Accounts. For dividends paid during the year in cash or otherwise, provide rate percentage, amount of dividend, date declared and date paid.

------------------------------------------------------------------------------------------------------------------------------------

                                                   BALANCE AT   NET INCOME                CUMULATIVE   BALANCE AT
                  DESCRIPTION                       BEGINNING      OR         DIVIDENDS   TRANSLATION   CLOSE OF
                                                    OF YEAR       (LOSS)        PAID      ADJUSTMENT      YEAR
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT 216 - UNAPPROPRIATED RETAINED EARNINGS          1,047      (13,362)          -            -      (12,315)

               Recognition of Lake Cogen, Ltd.
               Accumulated Deficit at Date of
               Consolidatation (June 4, 1997)               -      (6,976)           -            -       (6,976)
                                                      -------     -------      -------      -------       ------

                               TOTAL                 $  1,047     $(20,338)   $      -     $      -     $(19,291)
                                                      =======      ========    =======      =======       ======


* In Whole Dollars




                                                                                                                17
                                     ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                                      ----------------------

                                       For the Year Ended December 31, 1997

                                                          -----------------
------------------------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE XII- LONG-TERM DEBT
------------------------------------------------------------------------------------------------------------------------------------
            INSTRUCTIONS:  Advances from associate  companies should be reported separately  for advances on notes,  and advances on open  account.
              Names of associate  companies  from which  advances  were received shall be shown  under the class and series of  obligation  column.
              For  Account  224 - Other  long  term  debt  provide  the  name of creditor company or organization, terms of the obligation, date of
              maturity,   interest   rate,   and  the  amount   authorized   and
              outstanding.

------------------------------------------------------------------------------------------------------------------------------------
                             TERMS OF OBLIG   DATE                         BALANCE AT                         BALANCE AT
    NAME OF CREDITOR         CLASS & SERIES    OF     INTEREST   AMOUNT    BEGINNING                      1/   CLOSE
                             OF OBLIGATION   MATURITY  RATE    AUTHORIZED   OF YEAR    ADDITIONS  DEDUCTIONS   OF YEAR
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT 223 -  ADVANCES FROM ASSOCIATE
               COMPANIES:

               NONE

ACCOUNT 224 - OTHER LONG-TERM DEBT:

               JOHN HANCOCK  INSTITUTIONAL   JUN 2018   9.02%               $20,000    $  9,250    $     -     $ 29,250
                             LOAN (22 YRS)

               PRUDENTIAL    INSTITUTIONAL   JUN 2018   9.02%                20,000       9,250          -       29,250
                             LOAN(22 YRS)

               THE BANK OF   EQUITY BRIDGE LOAN (1)     5.5625%              22,300       9,700          -       32,000
               NOVA SCOTIA

               THE BANK OF   PROJECT LOAN    2014       5.9375%                   -      27,400          -       27,400
               NOVA SCOTIA

                    "              "         2014       5.9648%                   -       5,700          -        5,700

                    "              "         2014       5.9688%                   -       1,000          -        1,000
                                                                             ------------------------------------------
                                                                            $62,300    $ 62,300    $     -     $124,600
                                                                             ==========================================


1/  GIVE AN EXPLANATION OF DEDUCTIONS:    Payments per agreements.

(1) The Bridge loan matures on the earliest to occur of (a)the completion date of the facility as defined, (b) December 1, 1998, (c) an equity investment into Mid Georgia Cogen is made, or (d)other circumstances that would require repayment under the construction contract or Project Loan Agreements.


                                                                        18
                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ----------------------

                     For the Year Ended December 31, 1997
                                        -----------------


                SCHEDULE XIII - CURRENT AND ACCRUED LIABILITIES
                -----------------------------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:   Provide balance of notes and accounts  payable to each associate company.  Give description and amount of  miscellaneous  current and accrued liabilities. Items less than $10,000 may be grouped,
                                                         -------
                showing the number of items in each group.
--------------------------------------------------------------------------------
                                                       BALANCE AT   BALANCE AT
                DESCRIPTION                            BEGINNING       END
                                                        OF YEAR      OF YEAR
--------------------------------------------------------------------------------
ACCOUNT 233 -  NOTES PAYABLE TO ASSOCIATE COMPANIES

               NONE
                                                         ------      ----
                                      TOTAL                 -           -
                                                         ======      ====
--------------------------------------------------------------------------------
ACCOUNT 234 -  ACCOUNTS PAYABLE TO ASSOCIATE
               COMPANIES

               GPU SERVICE CORPORATION                  $   541      $1,224
               SYRACUSE ORANGE PARTNERS                      75          75
               GPU ELECTRIC                                 -         5,085
               MID-GEORGIA                                  -           216
                                                         ------       -----
                                      TOTAL             $   616      $6,600
                                                         ======       -----

--------------------------------------------------------------------------------
ACCOUNT 242 -  MISCELLANEOUS CURRENT AND ACCRUED
                  LIABILITIES
ACCRUALS     - DEVELOPMENT EXPENSE                      $   173     $     -
             - EMPLOYEE BENEFITS                            180         888
             - ACCRUED CAPITALIZED COSTS                     64           -
             - EMPLOYEE BONUS                               900         823
             - VACATION                                     611         779
             - AUDIT FEES                                    57         109
             - LEGAL FEES                                   819         403
             - EXPENSE REPORTS                               81           -
             - INSURANCE                                     33           -
             - CONSULTING                                   216           -
             - GST TAX                                       67          51
             - RELOCATION                                   190         199
             - ACCRUED CONST. CONTIN.                         -       3,280
             - ACCRUED OVERHAUL                               -       3,841
             - OTHER                                          -         693 A
             - ACCRUED MANAGEMENT FEES                        -          64
             - INTEREST PAYABLE                               -       2,138
             - UNBILLED SERVICES                              -       1,856
             - POTENTIAL ASSESSMENTS                          -       2,000
             - 9 ITEMS LESS THAN $10,000                     36          39
                                                         ------      ------
                                             TOTAL      $ 3,427     $17,163
                                                         ======      ======

A  GCC                                                       19
   EI SERVICES, INC.-SALARY                                  18
   LAKE                                                     641
   EI CANADA CONS.                                           11
   NCP                                                        4
                                                         ------
                                                            693
                                                            ===

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ----------------------

                     For the Year Ended December 31, 1997
                                        -----------------


--------------------------------------------------------------------------------
                                 SCHEDULE XIV
                                 ------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

--------------------------------------------------------------------------------
INSTRUCTIONS:  The space below is provided for  important  notes  regarding  the financial statements or any account thereof. Furnish particulars as to any significant contingent assets or liabilities existing at the end of the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.

--------------------------------------------------------------------------------
The Notes to Financial Statements of GPU International, Inc. will be filed separately under a request for confidential treatment under Rule 104(b).

                                                                     20
                 ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                   ----------------------

                     For the Year Ended December 31, 1997
                                  -----------------------



                                  SCHEDULE XV
                                  -----------

                              STATEMENT OF INCOME
                              -------------------
--------------------------------------------------------------------------------

ACCOUNT                 DESCRIPTION                CURRENT YEAR    PRIOR YEAR
--------------------------------------------------------------------------------
INCOME
------

457   Services rendered to associate companies        $ 38,727      $ 17,125
458   Services rendered to nonassociate companies            -             -
421   Equity earnings (losses)                         (11,421)       (4,028)
421   Interest and dividend income                       2,497         2,086
421   Gain on sale of asset                               (950)        9,409
                                                       -------       -------

                              Total Income              28,853        24,592
                                                       -------       -------

  EXPENSE
  -------

920   Salaries and wages                                 6,263         3,250
921   Office supplies and expenses                         405           379
922   Administrative expense transferred
      credit                                                 -             -
923   Outside services employed                          7,610         3,818
924   Property insurance                                   173           168
925   Injuries and damages                                   -             -
926   Employee pensions and benefits                     1,200         1,093
928   Regulatory commission expense                          -             -
930.1 General advertising expenses                           -             -
930.2 Miscellaneous general expenses                    26,600         5,246
931   Rents                                                722           572
932   Maintenance of structures and equipment                -             -
403   Depreciation and amortization expense                500           902
408   Taxes other than income taxes                        656           727
409   Income taxes                                      (1,594)       (5,922)
410   Provision for deferred income taxes               (1,521)        7,635
411   Provision for deferred income taxes -
      credit                                                 -             -
411.5 Investment tax credit                                  -             -
426.1 Donations                                             20             -
426.5 Other deductions                                     468            (3)
427   Interest on long-term debt                           112           485
430   Interest on debt to associate
      companies                                              -             -
431   Other interest expense                               601           329
                                                       -------       -------

                         Total Expense                  42,215        18,679
                                                       -------       -------

            Net Income or (Loss)                      $(13,362)     $  5,913
                                                       =======       =======

                 ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                   ----------------------

                     For the Year Ended December 31, 1997
                                        -----------------

--------------------------------------------------------------------------------

                              ANALYSIS OF BILLING

                              ASSOCIATE COMPANIES
                                  ACCOUNT 457
--------------------------------------------------------------------------------
COSTS                               DIRECT       INDIRECT  COMPENSATION
NAME OF ASSOCIATE COMPANY           COSTS        FOR USE     AMOUNT     TOTAL
                                    CHARGED      CHARGE     OF CAPITAL  BILLED
                                    ------------------------------------------
                                    457-1         457-2        457-3
                                    ------------------------------------------


PRIME ENERGY LIMITED PARTNERSHIP    $ 2,208      $  -        $  -    $  2,208

OLS POWER LIMITED PARTNERSHIP           579         -           -         579

ONONDAGA COGENERATION LIMITED
  PARTNERSHIP                           733         -           -         733

EI SERVICES CANADA                    2,765         -           -       2,765

TERMOBARRANQUILLA, S.A. EMPRESA
 DE SERVICIOS PUBLICOS (TEBSA)        6,625         -           -       6,625

SEF COGENERATION CORPORATION            524        -            -         524

LAKE COGEN LIMITED                   22,247         -           -      22,427

PROJECT ORANGE ASSOCIATES               721         -           -         721

MID GEORGIA COGEN                       586         -           -         586

PASCO COGEN LIMITED                     190         -           -         190

POLSKY ENERGY CORP. SALE                585         -           -         585

EI SERVICES, INC.                       784         -           -         784
                                     ------       ---         ---       -----

    TOTAL                           $38,727      $  -        $  -      $38,727
                                     ======       ===         ===       ======



                                                                                                      22
                                ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                                  ----------------------

                                    For the Year Ended December 31, 1997
                                                 -----------------------


------------------------------------------------------------------------------------------------------------------------------------
                                             ANALYSIS OF BILLING
                                           NONASSOCIATE COMPANIES
                                                 ACCOUNT 458
------------------------------------------------------------------------------------------------------------------------------------


                                        DIRECT     INDIRECT    COMPENSATION             EXCESS
                                         COSTS      COSTS      FOR USE        TOTAL       OR          TOTAL
NAME OF NONASSOCIATE COMPANY            CHARGED    CHARGED      OF CAPITAL    COST      DEFICIENCY    AMOUNT
                                        -------    --------    ------------             ----------    BILLED

                                         458-1       458-2         458-3                   458-4
------------------------------------------------------------------------------------------------------------------------------------


NOT APPLICABLE




------------------------------------------------------------------------------------------------------------------------------------

INSTRUCTION:  Provide a brief description of the services rendered to each nonassociated company:





                                                                                       23

                                 ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                                   ----------------------

                                    For the Year Ended December 31, 1997
                                                       -----------------
------------------------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE XVI
                                                ------------
                                       ANALYSIS OF CHARGES FOR SERVICE
                                       -------------------------------
                                    ASSOCIATE AND NONASSOCIATE COMPANIES
                                    ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                ASSOCIATE COMPANY CHARGES  NONASSOC. CO. CHARGES   TOTAL CHARGES FOR SERVICE
                                -------------------------  ---------------------   -------------------------
                                DIRECT INDIRECT            DIRECT INDIRECT              DIRECT  INDIRECT
      DESCRIPTION OF ITEMS       COST    COST   TOTAL  COST         COST         TOTAL    COST    COST      TOTAL
------------------------------------------------------------------------------------------------------------------------------------

920   SALARIES AND WAGES
921   OFFICE SUPPLIES AND EXPENSES
922   ADMINISTRATIVE EXPENSE TRANSFERRED-
        CREDIT
923   OUTSIDE SERVICES EMPLOYED                                   NOT APPLICABLE
924   PROPERTY INSURANCE
925   INJURIES AND DAMAGES
926   EMPLOYEE  PENSIONS  AND  BENEFITS
928   REGULATORY COMMISSION  EXPENSE
930.1 GENERAL  ADVERTISING  EXPENSES
930.2 MISCELLANEOUS GENERAL EXPENSES
931   RENTS
932   MAINTENANCE OF STRUCTURES AND
        EQUIPMENT
403   DEPRECIATION AND AMORTIZATION
        EXPENSE
408   TAXES OTHER THAN INCOME TAXES
409   INCOME TAXES
410   PROVISION FOR DEFERRED INCOME TAXES
411   PROVISION FOR DEFERRED INCOME TAXES
        - CREDIT
411.5 INVESTMENT TAX CREDIT
426.1 DONATIONS
426.5 OTHER DEDUCTIONS
427   INTEREST ON LONG-TERM DEBT
430   INTEREST ON DEBT TO ASSOCIATE
        COMPANIES
431   OTHER INTEREST EXPENSE

------------------------------------------------------------
INSTRUCTION:                Total cost of service will equal
            for associate and nonassociate
            companies the total amount billed
            under their separate analysis of
            billing schedules.
-----------------------------------------------------------

                       TOTAL EXPENSES  =
COMPENSATION FOR USE OF EQUITY CAPITAL =
430   INTEREST ON DEBT TO ASSOCIATE
                           COMPANIES   =
               TOTAL COST OF SERVICE   =
      ------------------------------



                                                                              24

                                    ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                                      ----------------------

                                      For the Year Ended December 31, 1997
                                                         -----------------
-------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE XVII
                                                 -------------
                                       SCHEDULE OF EXPENSE DISTRIBUTION
                                       --------------------------------
                                                        BY
                                         DEPARTMENT OR SERVICE FUNCTION
-------------------------------------------------------------------------------------------------------------

                                         DEPARTMENT OR SERVICE FUNCTION
                                         ------------------------------

                                              TOTAL           OFFICE OF      OYSTER    THREE MILE  THREE MILE
D E S C R I P T I O N  O F  I T E M S         AMOUNT OVERHEAD  PRESIDENT      CREEK    ISLAND I    ISLAND II
-------------------------------------------------------------------------------------------------------------

920   SALARIES AND WAGES
921   OFFICE SUPPLIES AND EXPENSES
922   ADMINISTRATIVE EXPENSE  TRANSFERRED -
        CREDIT
923   OUTSIDE SERVICES EMPLOYED
924   PROPERTY INSURANCE
925   INJURIES AND DAMAGES
926   EMPLOYEE PENSIONS AND BENEFITS                          NOT APPLICABLE
928   REGULATORY COMMISSION EXPENSE
930.1 GENERAL ADVERTISING EXPENSE
930.2 MISCELLANEOUS GENERAL EXPENSES
931   RENTS
932   MAINTENANCE OF STRUCTURES AND
        EQUIPMENT
403   DEPRECIATION AND AMORTIZATION
        EXPENSE
408   TAXES OTHER THAN INCOME TAXES
409   INCOME TAXES
410   PROVISION FOR DEFERRED INCOME TAXES
411   PROVISION FOR DEFERRED INCOME TAXES
        - CREDIT
411.5 INVESTMENT TAX CREDIT
426.1 DONATIONS
426.5 OTHER DEDUCTIONS
427   INTEREST ON LONG-TERM DEBT
430   INTEREST ON DEBT TO ASSOCIATE
        COMPANIES
431   OTHER INTEREST EXPENSE

-----------------------------------------------
INSTRUCTION: Indicate each department or
             service function. (See Instruc-
             tion 01-3 General Structure of
             Accounting System: Uniform
             System Account)
----------------------------------------------
-------------------------------------------------------------------------------------------------------------
                     TOTAL EXPENSES =
-----------------------------------


                 ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                 -----------------------------------------

                     For the Year Ended December 31, 1997
                     ------------------------------------
--------------------------------------------------------------------------------
                               SCHEDULE XVII
                               -------------
                      SCHEDULE OF EXPENSE DISTRIBUTION
                      --------------------------------
                                      BY
--------------------------------------------------------------------------------
                     DEPARTMENT OR SERVICE FUNCTION
--------------------------------------------------------------------------------
                  D E P A R T M E N T  OR  S E R V I C E  F U N C T I O N
--------------------------------------------------------------------------------

ACCOUNT  TECHNICAL  NUCLEAR    COMMUN-  ADMIN &  CORPORATE  CORPORATE
NUMBER   FUNCTIONS  ASSURANCE  CATIONS  FINANCE  SERVICES   SECRETARY

920
921
922
923
924
925
926
928
930.1
930.2
931
932
403
408
409
410
411
411.5
426.1
426.5
427
430
431

--------------------------------------------------------------------------------
TOTAL
--------------------------------------------------------------------------------

                                                                        26
                        ANNUAL REPORT OF  GPU INTERNATIONAL, INC.
                                          ----------------------

                           For the Year Ended December 31, 1997
                                              -----------------
--------------------------------------------------------------------------------


                             DEPARTMENTAL ANALYSIS OF SALARIES
                             ---------------------------------

                                        ACCOUNT 920

--------------------------------------------------------------------------------
                                    DEPARTMENTAL SALARY EXPENSE       NUMBER
                                    ----------------------------
NAME OF DEPARTMENT                    INCLUDED IN AMOUNTS BILLED TO PERSONNEL
------------------                    -------------------------- ------------
Indicate each department    TOTAL   SALARY     OTHER        NON       END OF
or service function.        AMOUNT  EXPENSE  ASSOCIATES  ASSOCIATES    YEAR
--------------------------------------------------------------------------------
GPU International, Inc.    $ 6,263  $ 6,263    $     -     $     -         81


                           -------  -------     ------       -----      -----
                   TOTAL   $ 6,263  $ 6,263    $     -     $     -         81
                           =======  =======     ======       =====      =====

                         ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                          ----------------------

                           For the Year Ended December 31, 1997
                                              -----------------


                                 OUTSIDE SERVICES EMPLOYED
                                 -------------------------
                                        ACCOUNT 923

--------------------------------------------------------------------------------
INSTRUCTIONS:  Provide a breakdown by subaccount of outside  services  employed.
               If the aggregate amounts paid to any one payee and included within one subaccount is less than $25,000, only the aggregate number and amount of all such payments included within the subaccount need be shown. Provide a subtotal for each type of service.
--------------------------------------------------------------------------------
                                                       RELATIONSHIP
                                                       "A"=ASSOCIATE
FROM WHOM PURCHASED               ADDRESS              "NA"- NON       AMOUNT
                                                       ASSOCIATE

--------------------------------------------------------------------------------
Schedule of Outside Services Employed for GPU International, Inc. will be filed separately under a request for confidential treatment.

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------

                      For the Year Ended December 31, 1997
                                         -----------------
--------------------------------------------------------------------------------


                         EMPLOYEE PENSIONS AND BENEFITS
                         ------------------------------

                                   ACCOUNT 926
                                   -----------

--------------------------------------------------------------------------------
INSTRUCTIONS:  Provide a listing of each pension plan and benefit program provided by the service company. Such listing should be limited to $25,000.

--------------------------------------------------------------------------------
         DESCRIPTION                                              AMOUNT
--------------------------------------------------------------------------------

         HEALTH AND DENTAL INSURANCE                             $   344

         PENSION PLANS                                               144

         EMPLOYEE SAVINGS PLAN                                       212

         VACATION ACCRUAL                                            246

         DEFERRED COMPENSATION                                       124

         OTHER PAYROLL EXPENSES                                       85

         4 OTHER BENEFITS (Under $25,000)                             45










                                                                  ------
                    TOTAL                                        $ 1,200
                                                                  ======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------

                      For the Year Ended December 31, 1997
                                         -----------------

--------------------------------------------------------------------------------

                          GENERAL ADVERTISING EXPENSES
                          ----------------------------

                                  ACCOUNT 930.1
                                  -------------
--------------------------------------------------------------------------------

INSTRUCTIONS:   Provide a listing  of the  amount  included  in  Account  930.1,
                "General Advertising Expenses", classifying the items according to the nature of the advertising and as defined in the account definition. If a particular class includes an amount in excess of $3,000 applicable to a single payee, show separately the name of the payee and the aggregate amount applicable thereto.

--------------------------------------------------------------------------------
         DESCRIPTION                NAME OF PAYEE                 AMOUNT

--------------------------------------------------------------------------------




            NONE



















                                                                   ----
                    TOTAL                                            -
                                                                   ====

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------

                      For the Year Ended December 31, 1997
                                         -----------------
--------------------------------------------------------------------------------


                         MISCELLANEOUS GENERAL EXPENSES
                         ------------------------------

                                  ACCOUNT 930.2
                                  -------------

--------------------------------------------------------------------------------
INSTRUCTIONS:  Provide  a listing  of the  amount  included  in  Account  930.2,
               "Miscellaneous General Expenses", classifying such expenses according to their nature. Payments and expenses permitted by
               Section 321 (b) (2) of the Federal Election Campaign Act, as amended by Public Law 94-283 in 1976 (2 U.S.C.S. 441 (b) (2) shall be separately classified.
--------------------------------------------------------------------------------

         DESCRIPTION                                              AMOUNT
--------------------------------------------------------------------------------
Employee Travel Expense                                           $   785

Employee Recruiting and Relocation Expense                            430

Employee Training Expense                                              65

Other                                                                  99

Reimbursed O&M Costs                                                3,197

Operating Expenses - Lake Cogen                                    22,024


                                                                   ------
                    TOTAL                                         $26,600
                                                                   ======

                                                                           31
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------

                      For the Year Ended December 31, 1997
                                         -----------------

--------------------------------------------------------------------------------
                                      RENTS
                                      -----

                                   ACCOUNT 931
                                   -----------
--------------------------------------------------------------------------------
INSTRUCTIONS:  Provide a listing of the amount included in Account 931, "Rents", classifying  such  expenses by major  groupings of  property,  as defined in the account definition of the Uniform System of Accounts.
--------------------------------------------------------------------------------

         TYPE OF PROPERTY                                         AMOUNT

         OFFICE SPACE                                             $   722











                                                                   ------
                    TOTAL                                         $   722
                                                                   ======

                                                                           32
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------

                      For the Year Ended December 31, 1997
                                         -----------------

--------------------------------------------------------------------------------

                          TAXES OTHER THAN INCOME TAXES
                          -----------------------------

                                   ACCOUNT 408
                                   -----------
--------------------------------------------------------------------------------

INSTRUCTION:   Provide an analysis of Account 408, "Taxes Other Than Income
               Taxes". Separate the analysis into two groups: (1) other than U.S. Government taxes, and (2) U.S. Government taxes. Specify each of the various kinds of taxes and show the amounts thereof.
               Provide a subtotal for each class of tax.

--------------------------------------------------------------------------------
                    KIND OF TAX                                    AMOUNT
--------------------------------------------------------------------------------

            (1)   U.S. GOVERNMENT TAXES
                  ---------------------

                  FEDERAL UNEMPLOYMENT COMPENSATION               $     6

                  FICA                                                416
                                                                      ---

                        Sub Total                                     422
                                                                      ---


            (2)   OTHER THAN U.S. GOVERNMENT TAXES
                  --------------------------------

                  NEW YORK GROSS RECEIPTS TAXES                       183

                  SUI                                                  51
                                                                       --

                        Sub Total                                     234
                                                                      ---













                        TOTAL                                     $   656
                                                                   ======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------

                      For the Year Ended December 31, 1997
                                         -----------------
--------------------------------------------------------------------------------


                                    DONATIONS
                                    ---------

                                  ACCOUNT 426.1
                                  -------------

--------------------------------------------------------------------------------

INSTRUCTION:   Provide  a listing  of the  amount  included  in  Account  426.1,
               "Donations",  classifying  such  expenses  by  its  purpose.  The aggregate  number and amount of all items of less than $3,000 may be shown in lieu of details.
--------------------------------------------------------------------------------

NAME OF RECIPIENT                   PURPOSE OF DONATION              AMOUNT
--------------------------------------------------------------------------------

National Rowing Foundation          U.S. Women's Rowing Team         $ 5,000
                                    In Belgium for the World
                                    Champion Competition


New York Metro Committee            Holiday Contribution at           15,000
For UNICEF                          December 1997



5 Others (Under $3,000)                                                  575
                                                                      ------
                                                                     $20,575
                                                                     =======

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                    ----------------------------------------

                      For the Year Ended December 31, 1997
                      ------------------------------------
--------------------------------------------------------------------------------


                                OTHER DEDUCTIONS
                                ----------------

                                  ACCOUNT 426.5
                                  -------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  Provide a listing of the amount included in Account 426.5,
               "Other Deductions", classifying such expenses according to their nature.
--------------------------------------------------------------------------------

         DESCRIPTION                NAME OF PAYEE                   AMOUNT
--------------------------------------------------------------------------------


FOREIGN CURRENCY EXCHANGE GAIN                                      $  468

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------

                      For the Year Ended December 31, 1997
                                         -----------------
--------------------------------------------------------------------------------

                                 SCHEDULE XVIII
                                 --------------

                          NOTES TO STATEMENT OF INCOME
                          ----------------------------
--------------------------------------------------------------------------------

INSTRUCTIONS:  The space below is provided for  important  notes  regarding  the statement of income or any account thereof. Furnish particulars as to any significant increase in services rendered or expenses incurred during the year. Notes relating to financial statements shown elsewhere in this report may be indicated here by reference.
--------------------------------------------------------------------------------


The Notes to Financial Statements of GPU International, Inc. will be filed separately under a request for confidential treatment under Rule 104(b).

                                                                           36
                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------
                      For the Year Ended December 31, 1997
                                         -----------------

--------------------------------------------------------------------------------
                               ORGANIZATION CHART
                               ------------------
--------------------------------------------------------------------------------

                       ------------------------------------------
                      |                                          |
                      |                                          |
                      |                                          |
                      |           BOARD OF DIRECTORS             |
                      |           Chairman                       |
                      |------------------------------------------|
                        |                                        |
                        |         PRESIDENT & CEO                |
                        |----------------------------------------|
                          |                                      |
                          |           EXECUTIVE V.P.             |
                          |       BUSINESS OPERATIONS            |
                          |--------------------------------------|
                            |                                    |
                            |    DIRECTOR, LEGAL & CORPORATE     |
                            |   AFFAIRS AND CORPORATE SECRETARY  |
                            |------------------------------------|
                            |                                    |
                            |    V.P. OF FINANCE AND TREASURER   |
                            | -----------------------------------|
                            |                                    |
                            |     V.P. PROJECT MANAGEMENT &      |
                            |       TECHNOLOGY RESOURCES         |
                            |------------------------------------|
                            |                                    |
                            |         V.P. & COMPTROLLER         |
                            |------------------------------------|
                            |                                    |
                            |      V.P. BUSINESS MANAGEMENT      |
                            |------------------------------------|
                            |                                    |
                            |      V.P. TECHNOLOGY VENTURES      |
                            |------------------------------------|
                            |                                    |
                            |  GENERAL MANAGER - LATIN AMERICA   |
                            |------------------------------------|
                            |                                    |
                            |    GENERAL MANAGER - AUSTRALIA     |
                            |------------------------------------|
                            |                                    |
                            |    EXECUTIVE V.P. - PHILIPPINES    |
                            |------------------------------------|
                            |                                    |
                            |         DIRECTOR ACCOUNTING/       |
                            |         ASSISTANT COMPTROLLER      |
                            |------------------------------------|

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
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                              METHODS OF ALLOCATION
                              ---------------------

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Not Applicable





















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                                                                           38

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
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           ANNUAL STATEMENT OF COMPENSATION FOR USE OF CAPITAL BILLED
           ----------------------------------------------------------

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                        NONE

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------
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                               VENTURE DISCLOSURES
                               -------------------
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In accordance with discussions with the staff, financial statements for projects in which EII owns interests will be included in a Certificate Pursuant to Rule 24 to be filed under the 1935 Act for the quarter ended March 31, 1996, pursuant to the order dated November 16, 1995 (HCAR No. 26123; File No. 70-7727).

                    ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                     ----------------------
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                                     EXHIBIT
                                     -------
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The following  information is provided in accordance  with an Amendment No. 3 to the GPUI Application on Form U-1 dated December 13, 1997 (SEC File No. 70-8913) filed under the Public Utility Holding Company Act of 1935.

(a) Each investment made by GPUI in a Subsidiary or the Enterprise, as defined in the Amendment, during 1996.

In December 1996, GPUI and Ballard Power Systems (BPS) entered into an agreement for the commercialization of stationary fuel cell power plants. Under the terms of the agreement, BPS created a new subsidiary, Ballard Generation Systems, Inc.
(BGS) which will develop, manufacture and market stationary fuel cell power plants worldwide and will be based in British Columbia, Canada. BPS will supply the fuel cells for these power plants. GPUI has committed to invest $23.25 million over the next two years in BGS for up to a 19.3% equity interest in BGS, two 250 KW fuel cell power plants for field trials, and non-transferable warrants to purchase 100,000 common shares in BPS at a price of Canadian $27.45 per share. GPUI has accounted for its purchase of warrants as an investment having a total cost of $97,000. The warrants have a term of 5 years and are subject to GPUI making the entire $23.25 million investment by year end 1998.

As of December 31, 1996, GPUI had invested $6,064,000 in BGS which represents a 5.71% interest. As part of this investment, GPUI purchased from BGS the option to acquire 425,000 shares comprising a combination of Class A Shares, Class B Shares, or Class C Preferred Shares, as determined by GPUI. The aggregate purchase price for all the shares to be acquired under the option will be $1. The options may be exercised by GPUI at any time after GPUI has made payment for the two field trial fuel cell power plants and before the earlier of December 2001 and the initial public offering of BGS. The assigned value of this option as of December 31, 1996 is $4,250,000 and is included in Investments, net in the Consolidated Balance Sheets of GPUI.

GPUI has accounted for its acquisition using the purchase method. As a result, the Company has recorded approximately $1.6 million as goodwill which is included in Investments, net on the Consolidated Balance Sheets and will be amortized over a period of 20 years beginning in January 1997. As of December 31, 1996, GPUI had an investment in BGS of approximately $175,000.

(b) A general description of the activities of the Enterprise in 1997.

In 1997, GPUI paid approximately $4.3 million for the two field trial fuel cell power plants, which is included in Other noncurrent assets in the Consolidated Balance Sheets. GPUI expects to take delivery of these field trial fuel cell power plants by year end 1999. In addition, GPUI invested an additional $5.1 million in BGS, of which $4.9 million represents goodwill. This investment increased GPUI's aggregate ownership interest in BGS to 10.07%.

As of December 31, 1997, goodwill, net, which is included in Investments, net in the Consolidated Balance Sheets, amounted to $6.3 million and amortization expense was $157,890 for the year. GPUI had an investment in BGS of approximately $184,000 as of December 31, 1997.

(c) The number of GPUI employees providing services to the Enterprise on a regular basis during the previous year.

ONE

(d) The revenues and expenses of the Enterprise during 1997.

There were no revenues and $4.0 million in expenses.

                   ANNUAL REPORT OF GPU INTERNATIONAL, INC.
                                    ----------------------






                                SIGNATURE CLAUSE

             Pursuant to the requirements of the Public Utility Holding Company Act of 1935 and the rules and regulations of the Securities and Exchange Commission issued thereunder, the undersigned company has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.

              GPU INTERNATIONAL, INC.
              -----------------------
            (Name of Reporting Company)

        By: /s/ B. L. Levy
        ------------------
        (Signature of Signing Officer)

        B. L. Levy, President and CEO
        -----------------------------
        (Printed Name and Title of Signing Officer)


        Date:      5/1/97
             --------------